Exhibit 99.1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

FIFTH AMENDMENT TO

SATELLITE CAPACITY LEASE

This Fifth Amendment (“Fifth Amendment”), made and entered into as of May 16, 2012 and effective as of November 16, 2011 (the “Fifth Amendment Effective Date”), by and between COLORADO SATELLITE BROADCASTING, INC. (“Network”) and TRANSPONDER ENCRYPTION SERVICES CORPORATION (“TESC”). Network and TESC may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties previously entered into that certain Satellite Capacity Lease dated October 24, 2006, as amended by that certain First Amendment dated October 4, 2007, that certain Second Amendment dated March 13, 2008, that certain Third Amendment dated July 28, 2009, and that certain Fourth Amendment dated August 5, 2011 (collectively, the “Lease”); and

WHEREAS, the Parties desire to amend the Lease in accordance with the terms contained herein;

NOW, THEREFORE, in consideration of the mutual benefits conferred upon the Parties and for other good and valuable consideration, the sufficiency of which is hereby mutually acknowledged, the Parties agree to amend the Lease as follows:

1.                                      Capitalized Terms. Except as expressly set forth in this Fifth Amendment, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

2.                                      Rescission. Upon execution of this Fifth Amendment, this Fifth Amendment expressly supersedes and renders null and void ab initio that certain Fifth Amendment to Satellite Capacity Lease dated on or about November 2011 by and between the parties.

3.                                      Section 3.1.2 (Rent). Section 3.1.2 of the Lease is hereby deleted in its entirety and replaced with the following:

“3.1.2  Rent.  As consideration for the lease of satellite capacity by TESC to Network, and subject to the offset rights granted to TESC pursuant to Section 3.1.1 above, TESC shall pay Network for each Reporting Period (as such term is defined in Section 3.1.3 below) [***] of Subscription Revenues (as such term is defined in Section 3.1.4 below) and [***] of Single Purchase Revenues (as such term is defined in Section 3.1.5 below).”

4.                                      Exhibit A (Programming Schedule).  Exhibit A of the Lease is hereby deleted in its entirety and replaced with the attached Exhibit A, which is hereby incorporated by reference.

5.                                      Integration; Conflicts. This Fifth Amendment and the Lease set forth the Parties’ entire agreement with respect to the subject matter hereof and thereof.  Except as expressly modified by this Fifth Amendment, each and every term and condition set forth in the Lease, and each Party’s rights and obligations thereunder, shall remain in full force and effect in accordance with its terms.  In the event of a conflict between any term or condition set forth in this Fifth Amendment and any term or condition of the Lease, the terms and conditions of this Fifth Amendment shall govern and prevail.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

6.                                      Counterparts. This Fifth Amendment may be executed in separate counterparts, each of which when executed and delivered (which execution and delivery may take place via facsimile or pdf transmission) will be deemed an original and all of which together will constitute the same agreement and will be binding upon TESC and Network.

IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to be executed by their duly authorized officers as of the Fifth Amendment Effective Date.

TRANSPONDER ENCRYPTION SERVICES CORPORATION		COLORADO SATELLITE BROADCASTING, INC

By:	/s/ JBW	By:	/s/ Michael Weiner

Name:	J.B.W.	Name:	Michael Weiner

Title:		Title:	Chief Executive Officer

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in the Exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

Programming Schedule

The Programming Services consist of four (4) video channels of unedited adult-oriented programming, which is largely comprised of feature films and videos.  The Programming Services are currently identified as:

1.                                       The “XTSY” Channel which has an [***] rating.

2.                                       The “Freaky” Channel which has an [***] rating.

3.                                       The “Juicy” Channel which has an [***] rating.

4.                                       Effective as of May 16, 2012, the “Cheap Thrills” Channel which has an [***] rating.